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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): October 8, 1996



                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635

          DELAWARE                                    33-0326866
     (State or other jurisdiction of    (IRS Employer Identification Number)
     incorporation or organization)


                 3550 GENERAL ATOMICS COURT, SAN DIEGO, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (619) 455-2700
              (Registrant's telephone number, including area code)

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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS



Item 6.   Resignations of Registrant's Directors

Item 7.   Financial Statements and Exhibits

Signature


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ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

     By letter dated October 8, 1996, James C. Blair, Ph.D. announced that he would be resigning as a Director and as Vice Chairman of the Board of Directors of Genta Incorporated (the "Company"), effective immediately.
Dr. Blair cited as the reason for the resignation his perception that his views regarding the proper program to resolve the financial and strategic issues faced by the Company were irreconcilably different from those held by the Company's Chairman of the Board and by a majority of the Company's Board of Directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          17.1      Resignation letter of James C. Blair, Ph.D., dated
                    October 8, 1996.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     GENTA INCORPORATED



Date:  October 10, 1996                         /s/ Thomas H. Adams
                                     -----------------------------------------
                                                   Thomas H. Adams
                                     Chairman of the Board and Chief Executive
                                                       Officer


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                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

17.1      Resignation letter of James C. Blair, Ph.D., dated October 8, 1996.


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